1 Exhibit 99.1 May 2006

Safe Harbor
This presentation may contain forward-looking statements about
Allscripts Healthcare Solutions that involve risks and
uncertainties. These statements are developed by combining
currently available information with Allscripts’ beliefs and assumptions. Forward-looking statements do not guarantee
future performance. Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements. For a more complete discussion of the risks, uncertainties and
assumptions that may affect Allscripts, see the Company's Annual
Report on Form 10-K for the year ended December 31, 2005,
available at www.sec.gov.

Company Overview
Physicians rely on our products to improve the quality
and efficiency of healthcare they provide
Our integrated product lines provide clinical information
and automate physicians’ most basic workflows such as
documentation, prescription writing, charge capturing, and
scheduling and billing
We deliver broad and diverse solutions
– Clinical Solutions Group
– Physicians Interactive Group
– Medication Solutions Group
Allscripts Provides Clinical Software, Connectivity
and Information Solutions To Physicians

Our Vision Physicians Control 80% of $1.8 Trillion To Become an Indispensable Part of the Way Physicians Practice Medicine Annual Healthcare Spend 4

Inform. Connect. Transform.

ALLSCRIPTS™

Inform. Connect. Transform.

Our Vision To Become an Indispensable Part of the Way Physicians Practice Medicine We deliver solutions that Healthcare. 5

U.S. Healthcare Costs
30-40% WASTE

ALLSCRIPTS™
Inform. Connect. Transform.

Fundamental Problem In Healthcare 2004 2014 16% 22% $1.8 $3.5 The U.S. is 1 st in the world in healthcare expenditures, but no better than 16 th in medical outcomes ($ in Trillions) (% of GDP) 6

PBMs
Payer Organizations
Clinical Research Organizations
Lab Companies
Pharma Companies
Hospitals
Retail Pharmacies

ALLSCRIPTS™
Inform. Connect. Transform.

Fundamental Problem In Healthcare 7

PBMs
Payer
Clinical Research Organizations
Pharma Companies
EHR
Clinical Research Organizations
Hospitals
PBMs
Retail Pharmacies
Pharma Companies
Lab Companies
Payer Organizations

ALLSCRIPTS™
Inform. Connect. Transform.

What Is The Solution? CONNECTING 8

Large and Growing Market Opportunity
Small to mid-sized practices represent largest number
of physicians
Practice management solutions provide complementary product
offering with significant incremental market opportunity
Ambulatory EHR Market is ~$5+ Billion Opportunity
~550,000 U.S. Physicians
~85% EHR Market Opportunity x
~$12,500 Initial Investment per Physician x
~$5+ Billion Opportunity
=

Allscripts Competitive Strengths
Significant installed base
Award-winning technologies that enable industry-leading
solutions
Rapid return on investment
Strong partnerships and strategic alliances
Experienced employee base

Delivering Value Through Diversified Solutions

e-Prescribing
e-Prescribing
Personal
Health
Record
Personal
Health
Record
Medication
Dispensing
Medication
Dispensing
e-Detailing
e-Detailing
Emergency
Department
Emergency
Department
Practice
Management
Practice
Management
Electronic
Health
Record
Electronic
Health
Record
Care
Management
Care
Management

"THE EHR THAT PAYS YOU BACK"

ALLSCRIPTS™
Inform. Connect. Transform.

Delivering Results
Generates Clinical Trial Revenue
Holston Medical Group
$3M/Yr. in Clinical Trial Revenue
Delivers on Pay
for Performance
Facey Medical
$1.2M P4P Payout
from Blue Cross
Produces
e-Prescribing Savings
Sierra Health
$5M in Savings via eRx
Reduces Resources in
Medical Records
George Washington Univ.
Medical Faculty Associates
Reduction of 20 FTEs in
Medical Records
Reduces/Eliminates
Transcription
Central Utah Clinic
$1M in Savings in Year 1
($20K/MD)
Enhances
Documentation
University of Tennessee
Medical Group
Avg. Gross Charges Increases
by > $30/Patient Visit

University of Colorado Hospital

UT Medical Group

Cheshire Medical Center
Dartmouth-Hitchcock-Keene

Medical Faculty Associates
The George Washington University

University of Rochester Medical Center
Strong Health

USF Physicians Group

MIT Medical

UMPhysicians

UMC

SHARP

Advocate Health Care

Aurora Health Care

Sierra Health Services, Inc.

MaineGeneral Health

St. Joseph Heritage Healthcare

HMG

AFFINITY

Central Utah Clinic

MMC
Murfreesboro Medical Clinic & Surgicenter

Brown & Toland

Resurgens Orthopaedics

Atlantic Orthopedics

NOHC
North Ohio Heart Center

CVC

ALLSCRIPTS
Inform. Connect. Transform.

Allscripts: The EHR of Choice Academic Medical Groups Specialty Groups Multi-Specialty Groups Integrated Delivery Networks Over 3,000 Leading Clinics Nationwide 13

ALLSCRIPTS™

IDX®

Wolters Kluwer Health

perot systems®

Medem™ Connecting Physicians and Patients

AmerisourceBergen®

Microsoft®

intel®

Cisco Systems®

hp

Strength of Our Partnerships 14

Renegotiated IDX Agreement
A win for OUR Customers, IDX/GE, and Allscripts
Preserves the best attributes of the original agreement
Allscripts remains preferred choice and “safe choice” for
IDX customers with over 150 existing sites
Allscripts can now offer its own integrated EHR and practice management solutions
GE is interested in an orderly disposition of their ownership interest in Allscripts
“Physician groups choose Allscripts because of the referencable customer base, leading product, and a successful implementation track record, not because of a piece of paper signed 5 years ago.”

A4 Acquisition: Strategic Benefits
Expand product and service offerings
– Fully integrated EHR and practice management solutions
for small and mid-sized physician groups
– Complementary acute care solutions
Increase market penetration
– Double the size of our salesforce
– Add over 1,500 physician clinics nationally
Accelerate financial performance
– Double our clinical software revenues
– Natural gross margin expansion
– Accretive on CASH basis in 2006 and on GAAP basis in 2007

ALLSCRIPTS	IDX
ALLSCRIPTS	IDX; A4 HEALTH SYSTEMS
A4 HEALTH SYSTEMS	A4 HEALTH SYSTEMS
ALLSCRIPTS	A4 HEALTH SYSTEMS

ALLSCRIPTS
Inform. Connect. Transform.

Ambulatory Market Share
Large Physician
Practices (>25)
Segment EHR
Practice
Management
Mid-Sized Physician
Practices (10-24)
Independent & Small
Physician Practices (<10)
Specialty Groups
Profitable Leadership In Each Segment

ALLSCRIPTS	IDX	Epic
ALLSCRIPTS	IDX A4 Health Systems	Quality Systems Inc.
A4 Health Systems	A4 Health Systems	GE Healthcare emdeon
ALLSCRIPTS	A4 Health Systems	

ALLSCRIPTS
Inform. Connect. Transform.

Ambulatory Market Share
Large Physician
Practices (>25)
Segment EHR
Practice
Management
Mid-Sized Physician
Practices (10-24)
Independent & Small
Physician Practices (<10)
Specialty Groups
Profitable Leadership In Each Segment

Primary
Competitors
Variety of
Small Players

E H R E H R Acute Care Focus Our Solutions Ensure Continuity of Care Hospital Hospital Emergency Department (ED) Care Management INFORMATION INFORMATION 19

Strategies For Growth
Broaden Physician Base Broaden Physician Base
Enhance Physician Utilization Enhance Physician Utilization
Continue Product Innovation Continue Product Innovation
Leverage Brand Recognition Leverage Brand Recognition
Pursue Strategic Opportunities Pursue Strategic Opportunities
Aggressively pursue physician
practices in all markets
In-depth training and customer support
Scalable and modular
Rapid implementation
Broader functionality
Publicity and media campaigns
Government driving awareness
Continue to pursue complementary
businesses and assets
Continue to build strategic relationships

Key Takeaways
1. The time is
now
2. Our
physician
focus is key to transforming healthcare
3. We are a
leader
in the core growth markets in which
we compete
4. Competitive advantage: driving
utilization
and
results
We’re just getting started!

Financial Overview 22

57% CAGR from growth segments*

ALLSCRIPTS
Inform. Connect. Transform.

Consistent Revenue Growth
($ in Millions)
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
2002 2003 2004 2005 2006(E)
$78.8
$85.8
$100.8
$120.6
$220.0

Pre-packaged
Medications
Information Services Clinical Software and
Related Services
* Growth segments include Clinical Software and Related Services and Information Services

Operating Earnings Drives Strong Cash Earnings Growth*
($0.50)
($0.25)
$0.00
$0.25
$0.50
$0.75
2002 2003 2004 2005 2006(E)
($0.24)
$0.19
$0.39
$0.70 - $0.72

* Defined as EBITDA plus one-time acquisition-related costs, interest income and stock-based compensation
$0.00

CAGR = 50%

ALLSCRIPTS™
Inform. Connect. Transform.

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
2002 2003 2004 2005 2006(E)
Solid Bookings Growth
Information Services Clinical Software and
Related Services
$33.3
$43.1
$65.9
$89.5
$170.0
($ in Millions)

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$158.4 Million
Diversified Backlog Provides Stability
$79.4
$79.4
$27.1
$27.1
$13.7
$13.7
$38.2
$38.2
($ in Millions)
As of 3/31/06
Clinical Software
Maintenance Support
Information Services
Clinical Software Subscriptions
Clinical Software License/
Implementation Fees

A4 Acquisition: Financial Highlights
Cost: ~ $300 million
– $215 million cash and 3.5 million common shares
A4 Health Systems delivers strong financial performance
Enhances revenue mix with a greater emphasis on the
clinical software segment
Accelerate financial performance
– Accretive to Allscripts on CASH basis in 2006 and on
GAAP basis in 2007

Accelerated Growth Through A4
Revenues:
Software & Related Services
Prepackaged Medications
Information Services
Total Revenues
Gross Profit
Gross Profit %
Income from Operations
Cash Earnings
Net Income
GAAP Earnings per Share (Diluted)
Cash Earnings per Share (Diluted)
($ in Millions)
2004
$44.1
44.7
11.9
$100.8
42.6
42.3%
3.2
8.1
$3.1
$0.07
$0.19
2005
$65.2
45.6
9.8
$120.6
54.9
45.5%
9.2
16.8
$9.7
$0.23
$0.39

$165.0
43.0
12.0
$220.0
112.0
50 to 52%
19.0
38.0
$11.0
$0.20 to $0.22
$0.70 to $0.72
2006 (E)

Financial Strength
Cash & Marketable Securities
Accounts Receivable, Net
Other Assets
Total Assets
Accounts Payable & Accrued Liabilities
Deferred Revenue
Convertible Debt
Other Liabilities
Total Liabilities
Stockholders’ Equity
Total Liabilities & Stockholders’ Equity
($ in Millions)
$146.1
29.2
45.7
$221.0
$22.4
17.3
82.5
0.4
$122.6
98.4
$221.0
As of 12/31/05
Cash & Marketable Securities
Accounts Receivable, Net
Other Assets
Total Assets
Accounts Payable & Accrued Liabilities
Deferred Revenue
Convertible Debt
Other Liabilities
Total Liabilities
Stockholders’ Equity
Total Liabilities & Stockholders’ Equity

As of 3/31/06
$66.8
43.4
338.5
$448.7
$12.1
37.5
85.9
21.6
$157.1
291.6
$448.7

Summary
World-Class
Technologies
World-Class
Technologies
Return On
Investment
Return On
Investment
Our People
Our People
Proven
Track Record
Proven
Track Record
Strong
Partnerships
Strong
Partnerships
Leading
Provider of
Clinical
Solutions
Leading
Provider of
Clinical
Solutions
Physician-centric
Physician-centric
Well-positioned
for Growth and
Sustained
Profitability

31